Exhibit 99.1

FOR IMMEDIATE RELEASE

Contact: Marge Brown

(952) 830-8463

JOSTENS REPORTS YEAR TO DATE SALES OF $590.2 MILLION,

AN INCREASE OVER 2002

MINNEAPOLIS, November 13, 2003 – Jostens, Inc. today reported combined net sales for the quarter ended September 27, 2003 of $93.8 million, bringing combined net sales for the first nine months to $590.2 million. For the third quarter and first nine months of fiscal 2002, the Company reported net sales of $96.9 million and $571.9 million, respectively.

The Company reported a third quarter 2003 combined net loss of $66.1 million, resulting in the first nine months of 2003 having a combined net loss of $21.0 million. For the third quarter and first nine months of fiscal 2002, the Company reported a net loss of $17.5 million and net income of $26.6 million, respectively.

As a result of its July 29, 2003 merger with a subsidiary established by DLJ Merchant Banking Partners III, L.P. and its affiliated funds and co-investors, Jostens, Inc. has reflected pre-merger and post-merger periods in the condensed consolidated financial statements for the three- and nine-month periods ended September 27, 2003. The merger transaction has been accounted for utilizing purchase accounting, which resulted in a new valuation for the assets and liabilities of the Company’s parent. The Company has presented combined pre-merger and post-merger results for the three- and nine-month periods ended September 27, 2003 in this release to facilitate the comparison of its results with the corresponding periods in 2002. In addition, the Company has presented adjusted combined operating results for the 2003 periods, which exclude the impact of purchase accounting relating to the transaction, to further enhance comparability with the corresponding periods in 2002.

Adjusted EBITDA (as defined in the accompanying condensed consolidated statements of operations) for the adjusted combined third quarter of 2003 was a loss of $5.6 million and Adjusted EBITDA was $111.7 million for the adjusted combined first

Page Two....Jostens third quarter 2003

nine-months of 2003. In 2002, the Adjusted EBITDA for the third quarter was a loss of $5.3 million and for the first nine-months Adjusted EBITDA was $115.7 million. The Company has presented Adjusted EBITDA because the Company uses it to monitor and evaluate its ongoing operating results and trends, and believes it provides investors an understanding of its operating performance over comparative periods. Because Adjusted EBITDA for the adjusted combined period is derived from the adjusted combined operating results, it excludes the impact of purchase accounting related to the transaction.

Capital spending for the first nine months was $15.7 million. The Company’s cash position was $6.6 million at quarter end with total long-term debt at face value of $692.7 million.

“This has been an extremely busy quarter with the closing of the merger and getting ready for the new school year, but the third quarter was operationally quite normal,” said Robert C. Buhrmaster, Chairman and CEO.

Jostens is a provider of products, programs and services that help people celebrate important moments, recognize achievements and build affiliation. The Company’s products include yearbooks, class rings, graduation products, school photography, and awards for athletes and fans.

This release contains forward-looking statements. Such statements are subject to certain risks and uncertainties that could cause the Company’s actual future results to differ materially from its historical results and those presently anticipated or projected. You are hereby cautioned that these statements may be affected by our substantial debt, our inability to achieve our business strategies, changes in relationships with our employees or our independent representatives, our dependence on key suppliers, seasonality, fluctuating raw materials prices as well as other factors set forth in the Company’s filings with the Securities and Exchange Commission, and consequently, actual operations and results may differ materially from the results discussed in the forward-looking statements. The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events, or otherwise. In addition, the use of the term “Adjusted EBITDA” is not intended to be an alternative to the financial results under generally accepted accounting principles in the United States of America.

2

The Company’s condensed consolidated financial statements for the pre-merger period ended July 29, 2003 were prepared using the Company’s historical basis of accounting. The merger, which was completed on July 29, 2003, has been accounted for utilizing purchase accounting, which resulted in a new valuation for the assets and liabilities of the Company’s parent. Although this new basis of accounting began on July 29, 2003, the Company has presented results for the three- and nine-month periods ended September 27, 2003 on a combined basis because the Company believes this presentation facilitates the comparison of its results with the corresponding periods in 2002. In addition, the Company has adjusted its combined operating results for the periods ended September 27, 2003 to exclude the impact of purchase accounting as it believes this further enhances comparability to the corresponding periods in 2002. The foregoing information may contain financial measures other than in accordance with generally accepted accounting principles, and should not be considered in isolation from or as a substitute for the Company’s historical condensed consolidated financial statements. In addition, the adjusted combined operating results may not reflect the actual results the Company would have achieved absent the adjustments and may not be predictive of future results of operations. The Company presents this information because management uses it to monitor and evaluate the Company’s ongoing operating results and trends, and believes it provides investors an understanding of the Company’s operating performance over comparative periods.

JOSTENS, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

In thousands	Post-Merger July 30, 2003 - September 27, 2003	Pre-Merger June 29, 2002 - July 29, 2003	Combined Three Months Ended September 27, 2003	Adjusted Combined Three Months Ended September 27, 2003		Pre-Merger Three Months Ended September 28, 2002

Net sales	$86,163	$7,598	$93,761	$93,761		$96,869
Cost of products sold	73,492	6,844	80,336	49,189	[1]	49,486

Gross profit	12,671	754	13,425	44,572		47,383
Selling and administrative expenses	46,797	16,383	63,180	56,385	[2]	59,334
Loss on redemption of debt	99	13,878	13,977	13,977		1,765
Transaction costs	—	30,960	30,960	30,960		—

Operating loss	(34,225)	(60,467)	(94,692)	(56,750)		(13,716)
Net interest expense	9,841	4,971	14,812	15,711	[3]	16,124

Loss from continuing operationsbefore income taxes	(44,066)	(65,438)	(109,504)	(72,461)		(29,840)
Benefit from income taxes	(15,423)	(23,384)	(38,807)	(24,157)	[4]	(12,359)

Loss from continuing operations	(28,643)	(42,054)	(70,697)	(48,304)		(17,481)

Cumulative effect of accounting change	—	4,585	4,585	4,585		—

Net loss	$(28,643)	$(37,469)	$(66,112)	$(43,719)		$(17,481)

Adjusted EBITDA [5]	$(21,031)	$(13,669)	$(34,700)	$(5,563)		$(5,331)

In thousands	Post-Merger July 30, 2003 - September 27, 2003	Pre-Merger December 29, 2002 - July 29, 2003	Combined Nine Months Ended September 27, 2003	Adjusted Combined Nine Months Ended September 27, 2003		Pre-Merger Nine Months Ended September 28, 2002

Net sales	$86,163	$504,058	$590,221	$590,221		$571,912
Cost of products sold	73,492	218,594	292,086	260,939	[1]	248,639

Gross profit	12,671	285,464	298,135	329,282		323,273
Selling and administrative expenses	46,797	196,430	243,227	236,432	[2]	226,825
Loss on redemption of debt	99	13,878	13,977	13,977		1,765
Transaction costs	—	30,960	30,960	30,960		—

Operating (loss) income	(34,225)	44,196	9,971	47,913		94,683
Net interest expense	9,841	32,446	42,287	43,186	[3]	50,830

(Loss) income from continuing operations before income taxes	(44,066)	11,750	(32,316)	4,727		43,853
(Benefit from) provision for income taxes	(15,423)	8,695	(6,728)	7,922	[4]	18,225

(Loss) income from continuing operations	(28,643)	3,055	(25,588)	(3,195)		25,628

Discontinued operations, net of tax	—	—	—	—		940
Cumulative effect of accounting change	—	4,585	4,585	4,585		—

Net (loss) income	$(28,643)	$7,640	$(21,003)	$1,390		$26,568

Adjusted EBITDA [5]	$(21,031)	$103,580	$82,549	$111,686		$115,659

[1]	Adjusted to reverse $29.1 million of excess purchase price allocated to inventory and $2.0 million of amortization expense for excess purchase price allocated to an intangible asset for order backlog, both items reflected as charges to cost of products sold in the post-Merger period.
[2]	Adjusted to reverse $6.8 million of amortization expense for excess purchase price allocated to various intangible assets reflected as a charge to selling and administrative expenses in the post-Merger period.
[3]	Adjusted to reverse $0.9 million of excess purchase price allocated to a premium on the senior subordinated notes reflected as a reduction to interest expense in the post-Merger period.
[4]	Reflects reversal of $14.7 million of income tax benefit on the adjusted items above.
[5]	Adjusted EBITDA represents net income before net interest expense, income taxes, depreciation, amortization, loss on redemption of debt, transaction costs, the cumulative effect of an accounting change and discontinued operations. The Company believes Adjusted EBITDA provides meaningful additional information that enables management to monitor and evaluate the Company’s ongoing operating results and trends, and provides investors an understanding of operating performance over comparative periods. Adjusted EBITDA is also one component of measurement used in the Company’s compensation plans. Adjusted EBITDA should not be considered in isolation or as a substitute for measures of performance prepared in accordance with generally accepted accounting principles, or as an alternative to cash flows as a source of liquidity, and may not be comparable with Adjusted EBITDA as defined by other companies. The Company may not be permitted to present Adjusted EBITDA in its filings with the SEC to the extent its adjustments of EBITDA eliminate items identified as non-recurring, infrequent or unusual when the nature of the charge makes it reasonably likely to recur. Investors should make their own assessment as to the appropriateness of these adjustments.

In thousands	Post-Merger July 30, 2003 - September 27, 2003	Pre-Merger June 29, 2002 - July 29, 2003	Combined Three Months Ended September 27, 2003	Adjusted Combined Three Months Ended September 27, 2003	Pre-Merger Three Months Ended September 28, 2002

Net income	$(28,643)	$(37,469)	$(66,112)	$(43,719)	$(17,481)
Net interest expense, including amortization of debt issuance costs	9,841	4,971	14,812	15,711	16,124
Provision for income taxes	(15,423)	(23,384)	(38,807)	(24,157)	(12,359)
Depreciation expense	3,862	1,708	5,570	5,570	5,830
Amortization expense in cost of goods sold	2,010	—	2,010	—	—
Amortization expense in selling and administrative expenses	7,217	252	7,469	674	549
Loss on redemption of debt	99	13,878	13,977	13,977	1,765
Transaction costs	—	30,960	30,960	30,960	—
Cumulative effect of accounting change	—	(4,585)	(4,585)	(4,585)	—
Other	6	—	6	6	241

Adjusted EBITDA	$(21,031)	$(13,669)	$(34,700)	$(5,563)	$(5,331)

In thousands	Post-Merger July 30, 2003 – September 27,2003	Pre-Merger December 29, 2002 – July 29, 2003	Combined Nine Months Ended September 27, 2003	Adjusted Combined Nine Months Ended September 27, 2003	Pre-Merger Nine Months Ended September 28, 2002

Net income	$(28,643)	$7,640	$(21,003)	$1,390	$26,568
Net interest expense, including amortization of debt issuance costs	9,841	32,446	42,287	43,186	50,830
Provision for income taxes	(15,423)	8,695	(6,728)	7,922	18,225
Depreciation expense	3,862	12,649	16,511	16,511	17,322
Amortization expense in cost of goods sold	2,010	—	2,010	—	—
Amortization expense in selling and administrative expenses	7,217	1,939	9,156	2,361	1,648
Loss on redemption of debt	99	13,878	13,977	13,977	1,765
Transaction costs	—	30,960	30,960	30,960	—
Cumulative effect of accounting change	—	(4,585)	(4,585)	(4,585)	—
Discontinued operations	—	—	—	—	(940)
Other	6	(42)	(36)	(36)	241

Adjusted EBITDA	$(21,031)	$103,580	$82,549	$111,686	$115,659

JOSTENS, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)

	Post-Merger	Pre-Merger
In thousands	September 27, 2003	September 28, 2002

ASSETS
Current assets
Cash and cash equivalents	$6,633	$19,964
Accounts receivable, net	48,863	51,869
Inventories	70,320	59,532
Other current assets	37,896	55,784

Total current assets	163,712	187,149

Noncurrent assets
Property and equipment, net	108,441	67,269
Goodwill and other intangibles, net	1,345,466	14,362
Other assets	37,648	60,449

	$1,655,267	$329,229

LIABILITIES AND SHAREHOLDERS’ EQUITY (DEFICIT)

Current liabilities
Short-term borrowings	$77,112	$50,200
Accounts payable and accrued expenses	142,379	153,648
Current portion of long-term debt	11,968	22,120

Total current liabilities	231,459	225,968

Noncurrent liabilities
Long-term debt net of current maturities	704,184	603,573
Redeemable preferred stock	73,152	—
Deferred income taxes	233,316	4,354
Other noncurrent liabilities	23,929	9,988

Total liabilities	1,266,040	843,883

Redeemable preferred stock	—	67,696

Shareholders’ equity (deficit)	389,227	(582,350)

	$1,655,267	$329,229

JOSTENS, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)

	For the Periods
	Post-Merger	Pre-Merger
In thousands	July 30, 2003 - September 27, 2003	December 29, 2002 - July 29, 2003	Nine Months Ended September 28, 2002

Operating activities
Net (loss) income	$(28,643)	$7,640	$26,568
Depreciation and amortization	12,639	17,488	24,098
Cumulative effect of accounting change	—	(4,585)	—
Other non-cash reconciling adjustments	(12,333)	13,572	1,442
Changes in assets and liabilities	(20,652)	(40,908)	(87,070)

Net cash used for operating activities	(48,989)	(6,793)	(34,962)

Investing activities
Acquisitions of businesses, net of cash acquired	(10,937)	(5,008)	—
Purchases of property and equipment	(9,523)	(6,129)	(16,793)
Other	(738)	(507)	—

Net cash used for investing activities	(20,460)	(11,875)	(17,300)

Financing activities
Net short-term borrowings	65,195	1,500	50,200
Repurchases of common stock and warrants	—	(471,044)	(2,448)
Principle payments on long-term debt	—	(379,270)	(15,274)
Redemption of senior subordinated notes payable	(3,550)	—	(8,456)
Proceeds from issuance of long-term debt	3,705	475,000	—
Proceeds from issuance of common shares	—	417,934	—
Debt financing costs	—	(20,212)	(1,384)
Merger costs	—	(12,608)	—
Other	5,252	1,625	6,488

Net cash provided by financing activities	70,602	12,925	29,126

Effect of exchange rate changes on cash and cash equivalents	49	236	—

Increase (decrease) in cash and cash equivalents	1,202	(5,507)	(23,136)
Cash and cash equivalents, beginning of period	5,431	10,938	43,100

Cash and cash equivalents, end of period	$6,633	$5,431	$19,964

Free cash flow [1]	$(69,449)	$(18,668)	$52,262)

[1]	Free cash flow represents cash provided by or used for operating and investing activities, and excludes the effects of cash flow from financing activities. Free cash flow is a non-GAAP metric used by management to measure the Company’s ability to service its indebtedness. Free cash flow should not be considered in isolation or as a substitute for measures of liquidity prepared in accordance with generally accepted accounting principles. Free cash flow is not necessarily comparable with similarly titled measures reported by other companies. The following table reconciles the Company’s reported cash flows from operating activites to free cash flow:

	For the Periods
	Post-Merger	Pre-Merger
In thousands	July 30, 2003 - September 27, 2003	December 29, 2002 - July 29, 2003	Nine Months Ended September 28, 2002

Net cash used for operating activities	$(48,989)	$(6,793)	$(34,962)
Net cash used for investing activities	(20,460)	(11,875)	(17,300)

Free cash flow	$(69,449)	$(18,668)	$(52,262)